                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           ATRIX INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

               [LOGO & LETTERHEAD OF ATRIX INTERNATIONAL, INC.]



September 25, 1996


Dear Shareholder:

You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Atrix International, Inc. The meeting will be held on Tuesday, October 22, 1996 at 3:30 p.m. local time, at Crown Plaza North Star Hotel, 618 Second Avenue South, Minneapolis, Minnesota. We suggest that you carefully read the enclosed Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.



Very truly yours,


/s/ Steven D. Riedel

Steven D. Riedel
Chief Executive Officer and President

                             _____________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD October 22, 1996

                             _____________________

TO THE SHAREHOLDERS OF ATRIX INTERNATIONAL, INC.:

The Annual Meeting of Shareholders of Atrix International, Inc. (the "Company") will be held on Tuesday, October 22, 1996 at 3:30 p.m. local time, at the Crown Plaza North Star Hotel at 618 Second Avenue South, Minneapolis, Minnesota for the following purposes:

1. To elect seven directors to serve until the next Annual Meeting or until their successors are elected and qualified.

2. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

Only shareholders of record as shown on the books of the Company at the close of business on September 16, 1996 will be entitled to vote at the Annual Meeting or any adjournment thereof.



                                      By Order of the Board of Directors




                                      /s/ Steven D. Riedel
September 25, 1996                    Steven D. Riedel
                                      Chief Executive Officer and President

                           ATRIX INTERNATIONAL, INC.
                           14301 EWING AVENUE SOUTH
                             BURNSVILLE, MN  55306


                           -------------------------

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS,
                               OCTOBER 22, 1996
                           -------------------------

                                 INTRODUCTION

The Annual Meeting of Shareholders of Atrix International, Inc. (the "Company") will be held on Tuesday, October 22, 1996, at 3:30 p.m. local time, at Crown Plaza North Star Hotel, 618 Second Avenue South, Minneapolis, Minnesota or at any adjournment thereof, for the purposes set forth in the Notice of Meeting.

A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of Common Stock.

Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Written notice of revocation may be given prior to the Annual Meeting, or a shareholder may appear at the Annual Meeting and give written notice of revocation prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees listed in this Proxy Statement.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

The Company expects that this Proxy Statement, the Proxy and Notice of Meeting will first be mailed to shareholders on September 25, 1996.


                Atrix International, Inc. 1996 Proxy Statement
                                    Page 1

Only holders of Common Stock of record at the close of business on September 16, 1996 will be entitled to vote at the Annual Meeting. On September 16, 1996, the Company had 5,653,644 shares of Common Stock outstanding, each share entitling the holder thereof to one vote on each matter to be voted on at the annual meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights. The holders of a majority of the total shares issued and outstanding at the close of business on the record date will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a majority of those voting in person or by proxy is required for the election of directors, and such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting (2,826,823 shares) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects votes against director nominees or abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

The election of a nominee for director and each of the other proposals described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and will be counted against that matter. Shares represented by a proxy card that includes broker non-votes on a matter will be treated as shares not entitled to vote on that matter and will not be counted in determining whether that matter has been approved.


                             ELECTION OF DIRECTORS
                                   PROPOSAL I

NOMINATION

The Company's Bylaws provide that the Board shall consist of not less then three and not more than seven members. The Board of Directors has set the number of directors at seven and has nominated seven persons to be elected as directors of the Company at the Annual Meeting. In the absence of other instructions, the proxies will be voted for each of the individuals named below, each of whom the Company's Board of Directors proposes for election as a director of the Company. If elected, all seven nominees will serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. All of the nominees are members of the current Board of Directors and were elected as last year's Annual Meeting of Shareholders, except for Les Eck, who has been nominated for initial election to the board at the annual Meeting.

                 Atrix International,Inc. 1996 Proxy Statement

The election of each of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. If prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

  The following information has been furnished to the Company by the respective nominees for director.

                                                                       DIRECTOR
NAMES OF NOMINEES           AGE      POSITION                           SINCE
- -----------------           ---      --------                           -----

W. William Bednarczyk        52   Chairman of the Board of Directors     1990

Clifford B. Meacham          62   Vice Chairman of the Board of          1990
                                  Directors

Steven D. Riedel             53   President, Chief Executive Officer,    1993
                                  Chief Financial Officer and Director

William E. Bennett           50   Director                               1990

Charles J.B. Mitchell, Jr.   55   Director                               1992

Gordon H. Ritz, Sr.          70   Director                               1990

Les Eck                      63   Director Nominee

Other Information About Nominees

  The present principal occupation or employment of each nominee and a description of his business experience during the past five years is set forth following. Such information has been provided by the respective nominees.

                Atrix International, Inc. 1996 Proxy Statement

          W. WILLIAM BEDNARCZYK has been a director of the Company since 1984 and has been Chairman of the Board since 1991. Since 1988, Mr. Bednarczyk has been president of Bednarczyk Business Services, which is engaged in management consulting and private investment activities. From 1984 to 1988, Mr. Bednarczyk was president of Human Asset Management, Inc. an employee/labor relations consulting firm in Edina, Minnesota.

          CLIFFORD B. MEACHAM founded the Company and has been a Director of the Company since that time. In April of 1996, Mr. Meacham retired from active employment with the Company. Mr. Meacham is an engineer, having graduated from the Utica Institute of Technology, Utica, New York in 1952. Prior to joining Atrix Tool, Inc., Mr. Meacham was the President and General Manager of CACO Incorporated and Airport Industrial Machine Corporation (AIMC) in Lakeville, Minnesota for 16 years. CACO was a general-line tool distributor and AIMC was a manufacturer job shop engaged in the design and manufacture of special tools, vacuum tables and concrete scarifies.

          STEVEN D. RIEDEL joined Atrix International as president on December 8, 1992. He became chief executive officer and was appointed to the board of Directors in May of 1993. He also was appointed chief financial officer in November of 1993. Prior to that he was president and chief executive officer of Enercon Data, an energy management and lighting control company located in Edina, Minnesota. Mr. Riedel also was employed by Northern Telecom as Vice President of Product Management for the IOS division in Minneapolis. Previously, he held numerous management positions with Burroughs Corporation with the most recent being regional sales manager for the 15 state midwest region. He also is an active member of Norex, an organization for CEO's of companies within the greater metropolitan area.

          WILLIAM E. BENNETT has been a director of the Company since January 1986. Mr. Bennett is licensed as an attorney and as a certified public accountant in Minnesota and has acted as an independent consultant since August 1991. Mr. Bennett was general counsel and chief financial officer of I.C. Systems, Inc. of St. Paul, Minnesota, a collections agency, from October 1985 to August 1991. Prior to that time, he was a partner in the accounting firm of Main Hurdman (now KPMG Peat Marwick) of Minneapolis, Minnesota.

          CHARLES J.B. MITCHELL, JR. Has been a director of the Company since April, 1982. Mr. Mitchell is currently Chairman and CEO of Heckethorn Manufacturing Co., Inc., a major manufacturer of exhaust components for the OEM automotive manufacturing industry. Mr. Mitchell is also Chairman of Environmental Solutions, Inc., an environmental services holding company based in Minneapolis, Minnesota. Prior to joining Environmental Solutions, from 1985 to 1991, Mr. Mitchell was president and chief operating officer of Alta Acquisition Corporation. From 1973 to 1985, Mr. Mitchell was with Wheelabrator-Frye, Inc. as president of Sinclair and Valentine Worldwide and Fry Copysystems.


                Atrix International, Inc. 1966 Proxy Statement

          GORDON H. RITZ, SR. has been a director of the Company since 1984. He is the former president of Comrad Broadcasting Corporation of Minneapolis, Minnesota, which owns several radio and television stations. Mr. Ritz is presently self employed as a private investor and serves as a director of I.D.S. Certificate Co. and I.D.S. Life Insurance Co. of New York.

          LES ECK is the former president and now chairman of the board of directors of Haldeman-Homme, Inc., a distributor of industrial and institutional products, and through their Anderson-Ladd division, a provider of commercial and residential hardwood flooring. Les has been with Haldeman-Homme for 37 years in a variety of sales and management roles. During his business career, he also served in the Army Reserve for 25 years, retiring as a colonel from the position of chief of staff of the 88th Army Reserve Command. He has been active in a number of civic and professional organizations and served on the dealer advisory councils of several of his company's suppliers. He has a degree in Forestry from the University of Minnesota and is a graduate of the Army Command and General Staff College.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

The Company's Board of Directors held four meetings during the fiscal year ended June 30, 1996. All directors attended at least 75% of the meetings.

The Board of Directors has established the following standing committees of the
Board:

   COMPENSATION COMMITTEE:     Charles J.B. Mitchell, Jr., Chairman
                               W. William Bednarczyk
                               William E. Bennett
                               Gordon H. Ritz, Sr.

The Compensation Committee's primary responsibilities are to formulate and recommend to the Board of Directors the compensation package for the Company's president and chief executive officer; to formulate and recommend to the Board of Directors the terms of the Company's officer incentive compensation plan; and to periodically review and make recommendations on the Company's general salary administration and benefits plan. This Committee met once during Fiscal 1996.

  AUDIT COMMITTEE:             William E. Bennett, Chairman
                               Charles J.B. Mitchell, Jr.
                               Gordon H. Ritz, Sr.

The Audit Committee's primary responsibility is to oversee the Company's internal financial controls and to assist management in reporting financial information. This Committee met once during Fiscal 1996.

                Atrix International, Inc. 1996 Proxy Statement

  STOCK OPTION COMMITTEE:  William E. Bennett
                           Gordon H. Ritz, Sr.

The Stock Option Committee administers the Company's 1994 Stock Option Plan, and it took action by written consent one time in fiscal 1996. This Committee met twice during Fiscal 1996.

  NOMINATING COMMITTEE:    W. William Bednarczyk, Chairman
                           Clifford B. Meacham
                           Steven D. Riedel

The Nominating Committee is primarily responsible to nominate officers of the Company for election by the Board; recommend a slate of directors for approval by the Board to election by the shareholders, and to review with the chief executive officer the manpower and organizational strengths. Shareholder nominees for the election to the Board must be submitted to the Company by June 1 of each year. This committee met once prior to the annual shareholder meeting.

DIRECTOR COMPENSATION

Directors who are not employees of the Company receive $250.00 per board meeting for their services effective July 1, 1995.

The 1994 Stock Option Plan also contains an automatic grant provision pursuant to which non-employee directors are automatically granted options to purchase shares of common stock. Any non-employee director who is initially elected to the Board will receive an option to purchase 25,000 shares of common stock which will vest, on a cumulative basis, with respect to 5,000 shares on June 30 first following such initial election and on June 30 of each year thereafter. William Bednarczyk, in his capacity as Chairman of the Board, was also automatically granted an option to purchase 10,000 shares of Common Stock which has vested with respect to 4,000 shares and will vest, on a cumulative basis, with respect to 2,000 shares on June 30, 1997 and on June 30 each year thereafter. In addition, each subsequent Chairman of the Board (if such person is not an employee of the Company) will automatically be granted an option to purchase 10,000 shares of Common Stock which will vest, on a cumulative basis, with respect to 2,000 shares beginning on June 30 following such election and on June 30 of each year thereafter. These options have a term of ten years and an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant.

Effective April 1, 1996, the Company entered into a Supplemental Retirement Benefit Agreement with Clifford Meacham, a director and former officer of the Company. Under this agreement, the Company has agreed to pay Mr. Meacham $2800.00 per month beginning in April 1996 and continuing through February 1999. If Mr. Meacham dies prior to February 1999, the remaining monthly payments will be made to his spouse.

  In addition, the Company has granted in the past, and may grant in future, options to non-employee directors for service beyond that generally provided by a non-employee director.


                Atrix International, Inc. 1996 Proxy Statement

                        COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the cash and non-cash compensation for each of the last two fiscal years awarded to or earned by the Chief Executive Officer of the Company. No other executive officer of the Company earned over $100,000 in the fiscal year ended June 30, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                              Long Term Compensation
     Name and                                          Annual Compensation       Shares Underlying
Principal Position                     Fiscal year       Salary     Bonus           Options (#)
- ------------------                     -----------     -------------------          -----------
Steven D. Riedel                           1996        $104,583    $19,500                5,000
President, Chief Executive                 1995        $ 95,000    $     0                    0
Officer and Chief Financial Officer        1994        $ 93,917    $ 4,083              175,000

- --------------------------------------

EMPLOYMENT AGREEMENTS


Effective December 8, 1992, the Company entered into a letter agreement with Steven D. Riedel, pursuant to which he agreed to be employed as the president of the Company in December 1992 and chief executive officer beginning in May 1993. Mr. Riedel is currently paid an annual salary of $111,300. Mr. Riedel was also granted options to purchase 75,000 shares of Common Stock in December 1992 upon becoming president of the Company and options to purchase an additional 100,000 shares of Common Stock in May 1993 upon becoming the chief executive officer and a director of the Company. In addition, if Mr. Riedel is involuntarily terminated prior to June 30, 1997, the Company is obligated to pay Mr. Riedel $56,000 over a seven month period in severance pay. If the Company is acquired prior to June 30, 1997, and Mr. Riedel's employment is terminated, Mr. Riedel will be paid $111,300 over a twelve month period in severance pay.


                Atrix International, Inc. 1996 Proxy Statement

OPTION GRANTS AND EXERCISES

The following table summarizes option grants during fiscal 1996 to the executive officer named in the Summary Compensation Table above.

                      OPTIONS GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS
                               -----------------

                                 % OF TOTAL
                     NUMBER OF    OPTIONS
                      SHARES     GRANTED TO   EXERCISE
                    UNDERLYING   EMPLOYEES    OR BASE
                     OPTIONS     IN FISCAL     PRICE      EXPIRATION
NAME                GRANTED(#)      YEAR       ($/SH)        DATE
- ----                ----------      ----       ------        ----
Steven D. Riedel         5,000       23.9%       $.88   June 30, 2004

- ------------------------------

  The following table summarizes the options values held by the executive officer named in the Summary Compensation Table at June 30, 1996.

                        AGGREGATED OPTION EXERCISES IN
              LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                              NUMBER OF SHARES UNDERLYING
                                 UNEXERCISED OPTIONS AT
                                     JUNE 30, 1996
                                     -------------

                                                          VALUE OF UNEXERCISED
                                                          IN-THE-MONEY OPTIONS
NAME                      EXERCISABLE    UNEXERCISABLE       AT JUNE 30,1996
- ----                      -----------    -------------       ---------------
Steven D. Riedel(1)        140,000           40,000                0

   (1) No options were exercised by Mr. Riedel in the fiscal year ended June 30, 1996, and all of the options has an exercise price greater than the fair market value of the Common Stock as of June 30, 1996. The exercise price may be paid in cash, or in the Stock Option Committee's discretion, in shares of the Company's Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus applicable withholding taxes. The Stock Option Committee also has a discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise or an option.



                Atrix International, Inc. 1996 Proxy Statement

              PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

     The following table sets forth as of September 16, 1996, the beneficial ownership of Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each director; and (iii) all officers and directors of the Company as a group. Securities reported as "beneficially owned" included those for which the persons listed have, alone or together with others, voting power or investment power. Voting power and investment power are not shared with others unless so stated.


                                                  SHARES OF COMMON STOCK
                                                  BENEFICIALLY OWNED (1)
NAME AND ADDRESS                       NO. OF SHARES         PERCENTAGE OF CLASS
- --------------------------------------------------------------------------------

Clifford B. Meacham                      537,675(2)                 9.4%
14301 Ewing Avenue South
Burnsville, MN  55306

Steven A. McMichael                      312,500(3)                 5.5%
C/O Anthony Atwater Ltd.
P.O. Box 28
Waconia, MN  55387

Gordon Ritz, Sr.                         226,764(4)                 4.0%
404 WCCO Radio Building
625 Second Avenue South
Minneapolis, MN  55402

W. William Bednarczyk                    215,508(5)                 3.7%
Bednarczyk Business Services
601 Lakeshore Parkway, Suite 1140
Minneapolis, MN  55305

Charles J.B. Mitchell, Jr.               157,333(6)                 2.8%
Environmental Solutions
Wilson Ridge
7500 Flying Cloud Drive, Suite 740
Minneapolis, MN  55344

William E. Bennett                        42,375(7)                    *
4170 Myrle
White Bear Lake, MN  55110

Steven D. Riedel                         226,500(8)                 3.9%
14301 Ewing Avenue South
Burnsville, MN  55306


                Atrix International, Inc. 1996 Proxy Statement
                                    Page 9

Les Eck                                          0                     *
Haldeman-Homme, Inc.
430 Industrial Boulevard
Minneapolis, MN  55413

All Directors and Officers as            1,413,655(9)               23.1%
a Group (7 persons)


(*)  Less than 1% of the outstanding shares.

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(2) Includes 52,500 shares which Mr. Meacham has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

(3) Based solely on a Schedule 13G filed by Mr. McMichael with the Securities and Exchange Commission on January 14, 1991.

(4) Includes 31,000 shares Mr. Ritz has the right to acquire pursuant to outstanding options exercisable within 60 days; and 34,723 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

(5) Includes 72,500 shares which Mr. Bednarczyk has the right to acquire pursuant to outstanding options exercisable within 60 days; and 20,833 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

(6) Includes 25,500 shares which Mr. Mitchell has the right to acquire pursuant to outstanding options exercisable within 60 days; and 20,833 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

(7) Includes 31,000 shares which Mr. Bennett has the right to acquire pursuant to outstanding options exercisable within 60 days.

(8) Includes 140,000 shares which Mr. Riedel has the right to acquire pursuant to outstanding options exercisable within 60 days; and 17,500 shares which he has the right to acquire pursuant to outstanding warrants exercisable within 60 days.

(9) Includes a total of 463,889 shares members of the group have the right to acquire pursuant to outstanding options and warrants exercisable within 60 days.


                Atrix International, Inc. 1996 Proxy Statement

                             CERTAIN TRANSACTIONS

On September 30, 1995 the Company completed a private sale of 451,666 shares of Common Stock at a price of $.75 each and warrants to purchase 150,555 shares of Common Stock. The private offering was made to a limited number of shareholders of the Company that held warrants to purchase shares of Common Stock, including Steven D. Riedel, W. William Bednarczyk, Gordon Ritz, Sr. and Charles J.B. Mitchell. The Company received net proceeds of $323,750 from the private offering. In connection with this private sale, the Company granted the investors certain demand and incidental registration rights with respect to the shares of Common Stock issuable upon exercise of the warrants.

The Company believes that the foregoing transactions were, and any future transactions with affiliates will be, on terms no less favorable that could be obtained from an unaffiliated party and will be subject to approval by a disinterested majority of directors.

                             SELECTION OF AUDITORS

The Company has not selected the independent public accountants for its fiscal year ending June 30, 1997 and intends to make this selection at a later date. A representative of Price Waterhouse LLP, the independent public accountants for the fiscal year ending June 30, 1996, is expected to be present at the Annual Meeting to make a statement if he or she so desires and to respond to appropriate questions.

                                OTHER BUSINESS

The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16 (a) of the Securities Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representatives that no other reports were required, during the year ended June 30, 1996, the following directors, officers or beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act, each such form relating to a single transaction: Clifford B. Meacham, Charles J.B. Mitchell, Jr., William E. Bennett, Steven D. Riedel, W. William Bednarczyk, and Gordon Ritz, Sr.



                Atrix International, Inc. 1996 Proxy Statement

                         ANNUAL REPORT ON FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1996 TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY AS OF SEPTEMBER 16, 1996, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT ON FORM 10-KSB. SUCH REQUESTS SHOULD BE SENT TO: ATRIX INTERNATIONAL, INC. 14301 EWING AVENUE SOUTH, BURNSVILLE, MN 55306, ATTENTION: DEAN GERBER.

                       PROPOSALS FOR 1997 ANNUAL MEETING

Shareholders who intend to submit proposals for inclusion in the Proxy Statement for shareholder action at the 1997 Annual Meeting of Shareholders must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than May 25, 1997.

By Order of the Board of Directors

/s/ Steven D. Riedel

Chief Executive Officer

September 25, 1996



                Atrix International, Inc. 1996 Proxy Statement

                                     PROXY

                           ATRIX INTERNATIONAL, INC.


          This proxy is solicited on behalf of the Board of Directors

     Annual Meeting of Shareholders to be held on Tuesday October 22, 1996


The undersigned hereby appoints Steven D. Riedel and Dean Gerber, and each of them, as proxies, with the power to appoint a substitute and hereby authorizes each of them to represent and to vote, as designated below, all shares of common stock of Atrix International, Inc. held of record by the undersigned on September 16, 1996, at the Annual Meeting of Shareholders to be held on Tuesday, October 22, 1996 at 3:30 p.m., or any adjournment thereof.


 I.  ELECTION OF DIRECTORS

  FOR    AGAINST                            FOR     AGAINST
  [_]      [_]  W. William Bednarczyk       [_]       [_]  Clifford B. Meacham
  [_]      [_]  Steven D. Riedel            [_]       [_]  William E. Bennett
  [_]      [_]  Charles J.B. Mitchell, Jr.  [_]       [_]  All nominees listed
  [_]      [_]  Gordon H. Ritz, Sr.         [_]       [_]  For those nominated
  [_]      [_]  Les Eck                                    below


- --------------------------------------------------------------------------------




II. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

  [_]  Authority Granted           [_]  Authority withheld

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" the nominees named in PROPOSAL I and "FOR" PROPOSAL II.

Please date and sign exactly as the name appears on the stock certificate. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign partnership name by authorized person.

Dated:___________________, 1996 Please sign, date and return this proxy in the enclosed pre-addressed envelope.



- ---------------------------------
(Signature)


- ---------------------------------
(Signature if held jointly}